First Great-West Life & Annuity Insurance Company

(“The Company”)

Administrative Office: 8515 E. Orchard Road

Greenwood Village, CO 80111

APPLICATION FOR LIFE INSURANCE - SUPPLEMENTAL QUESTIONNAIRE

Proposed Insured:____________________________________________________________________________________________________________________________________

AVIATION

1.  As a pilot or student pilot indicate:

(a) Total hours flown as pilot:____________________________________________________________________________________________________________________________________
(c) Type of license:	[	]Student	[	]Private	[	]Commercial

(b) Date of last flight_______________________

(d) Type of Rating (Ratings) ________________________

2.	Class of Medical Certificate:_______________________________________________________________________________________________________________________________
3.	Date of Last FAA Physical:________________________________________________________________________________________________________________________________
4.	Number of hours flown in last 12 months:____________________________	and 13-24 months:____
5.	Number of hours contemplated in next 12 months:_______
6.

List and please describe type of flying (i.e., student, instructor, business or employer owned, scheduled airline, non-scheduled airline/charter, crop dusting/seeding/spraying,

civil air patrol, national guard or reserve, active duty military, other): _________________________________________________________________________ bsp;

7.	Indicate category and type of aircraft flown:___________________________________________________________________
8.	As a private pilot, do you fly outside of the U.S.? : ____ If yes, for what purpose?________
9.	Have you ever: (a) Had an aircraft accident: _____
(b) Been grounded, or had your license revoked? _____
(c) Flown, or intend to fly, in a prototype, experimental or personally built or assembled aircraft? ____
(d) Flown in a rotorcraft, balloon, glider, hang-glider, or ultralight aircraft? _____
(e) Flown in any other type of aircraft, except as mentioned above? _____

SCUBA DIVING

1.	Type of diving:_______________________________________________________________	(i.e. recreational, professional)
2.	Certification type:_____________________________________	(i.e. Resort Course, NAUI, NASDS, PADI, YMCA, other)
3.	Certification level:____________________________________________________________________________________________________

(i.e. None, Basic/Level 1, Open Water, Advanced Open Water, Dive Master, Instructor)

4.	(a)	Date of last dive:_____________
(b)_____________________________________________	How often do you dive?
(c)	Do you dive alone? [ ]Yes [ ]No (If “Yes” give details.)

(d)	To what depths do you usually dive? _________________________________________________________________________
(e)	How deep was your deepest dive?
_____________________________________________________________________________________________
(f)	If over 60 feet, when, how often, and under what
circumstances?	____________________________________________________________________________________________
1.	5. What type of equipment do you use?__________________________________________________________________________
5.	What type of equipment do you use?________________________________________________________________________________________________________
6.	Where are the locations of your diving?________________________________________________________________________________________________________
7.	Do you engage in ice, night, salvage, search and rescue or cave diving?[ ]Yes [ ]No (If “Yes”, give details. Include:

type, specialty certification, total number of specialty dives made, number of specialty dives per year, and average depth.)________________________________________________________________________________________________________

8. What are your future diving plans, as to both frequency and length?___________________________________________________________________________________________________________

RACING

1.	Type of Racing:____________________________________________________________________________________________

[ ]Auto	(i.e. sports car, formula, stock car, drag racing, midget, other)______________________________________________________

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[ ]Motorcycle_________                                                                                (i.e. dirt track, motorcross, drag racing, enduro, hill climbs, other)

[	]Motorboat________________________	(i.e. inboard-hydro, runabout/endurance, outboard,stock/modified/pro, other)
2.	Races as:__________________________________________________________________	(i.e. amateur, professional, both)
3.	Vehicle type: _________ (i.e. make/model, stock vs modified, engine size/make, boat make/model)
4.	Class:_______________
5.	Number of races: Past year________________	Past 2 years_____________	Overall_____________	Next year______________________
6.	Date of last race:_________________________________
7.	Average speed:________________________________________	Maximum Speed:____________________

Reference Number:

Signature of Proposed Insured___________________________________________________	Date_____________________________

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